a2011carverannualstockho

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1 Certain statements contained in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “intend,” “should,” “could,” “planned,” “estimated,” “potential” and similar terms and phrases. Forward-looking statements are subject to risks and uncertainties, including, but limited to, those related to the economic environment, particularly in the market areas in which Carver Bancorp, Inc. (the “Company”) and Carver Federal Savings Bank (the “Bank”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company’s financial performance and could cause the actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company and the Bank undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Forward Looking Statements

2 Agenda Overview Review of Financial Performance: FY11 - FY12 Near Term Focus and Opportunities Ahead Questions and Answers Capital Raise

3  We noted last spring that fiscal years 2010 through 2012 have been among the most challenging in the Company’s history, as we and our communities experienced the delayed impact of the global recession and restructuring of the banking industry  We therefore took aggressive actions to build a new future, including: – Deleveraging our balance sheet and rebalancing the loan portfolio away from construction lending – Evaluating our loan portfolio against current regulatory requirements and market valuations – Implementing cost saves to reinvest in areas of focus, including strengthening the management team responsible for independent credit evaluation and troubled loan resolution  We raised $55 million in new equity capital, in June 2011, with the assistance of Keefe, Bruyette & Woods. Today’s shareholder approvals enable the Company to comply with certain terms of the new capital and Nasdaq listing requirements Overview

4 Agenda Overview Review of Financial Performance: FY11 - FY12 Near Term Focus and Opportunities Ahead Questions and Answers Capital Raise

5 Capital Raise  The Company raised $55 million in new equity in June 2011  The investors and their share purchase amounts follow:  The Goldman Sachs Group, Inc. $15 million  Morgan Stanley $15 million  Citigroup Inc. $10 million  The Prudential Insurance Company of America $10 million  American Express Company $ 2 million  First Republic Bank $ 2 million  National Community Investment Fund $ 1 million  The new capital is designed to allow Carver to:  address potential risk in our loan portfolio  exceed regulatory requirements  invest in opportunities to return Carver to profitability

6  As a result, Carver’s capital ratios are significantly higher: – At March 31, 2011 Carver’s Tier 1 capital ratio was 5.38% and its Total Risk-Based Capital ratio was 9.60% – At June 30, 2011 Carver’s Tier 1 capital ratio was 10.34% and its Total Risk-Based Capital ratio was 16.26%  An additional $13 million of capital was retained at the Bank Holding Company ,which can be used to provide further capital to the Bank if needed in the future, or can be used for other strategic purposes  These benefits are, however, accompanied by significant impacts including significant dilution for existing stockholders Capital Raise As reported in public disclosures.

7 Agenda Overview Review of Financial Performance: FY11 - FY12 Near Term Focus and Opportunities Ahead Questions and Answers Capital Raise

8  Recessionary conditions roiling our nation’s economy reached New York City in 2009. Carver was severely impacted as its core business had historically been real estate lending, including affordable construction participations  The Company generated its first operating loss in FY10*, after seven profitable years. In addition, the Company’s losses have continued through the first quarter of FY12. These losses stem from: – increased provisions for loan losses – write downs and charge offs of loans, as property values declined and defaults increased  As a result, the Company suspended its common stock dividend in the 2nd quarter of FY11, to preserve capital  Stockholders’ equity was further diminished by a valuation allowance on deferred tax assets of $20.7 million in the 2nd quarter of FY11  The Office of Thrift Supervision issued a Cease and Desist Order on February 7, 2011, ordering the Bank to increase capital ratios, among other things  The Company’s stock price has declined to historic lows *In fiscal year 2009 the Company reported a $7.0 million loss driven principally by a non-cash charge off of $7.1 million of goodwill Review of FY11 – FY12 Milestones

9  In the face of this challenging backdrop, some notable accomplishments were achieved during this period – The Company maintained a strong net interest margin of 3.81% in FY11 – The efficiency ratio improved to 83.6% in 1Q FY12, the lowest since FY06 – Core deposits increased 6.4% in FY12*  Our success in achieving three New Markets Tax Credit allocations (NMTC), based on our investment in business and real estate developments, in highly distressed communities in and around our neighborhoods, allowed us to contribute approximately $9 million to Carver’s stockholder equity in FY11. _ These investments attracted approximately $200 million in additional private capital for investment in Low and Moderate Income Communities.  Carver Community Cash launched in 1Q FY12 *From March 31, 2011 to September 30, 2011 Review of FY11 – FY12 Milestones

10 $ In millions, except per share data Net Income & Earnings per Share As reported in public disclosures. ($2.0) ($6.0) -$7.0 -$6.0 -$5.0 -$4.0 -$3.0 -$2.0 -$1.0 $0.0 FY11 FY12 $3.8 $2.1 $4.0 ($7.0) ($1.0) ($40.0)($50.0) ($40.0) ($30.0) ($20.0) ($10.0) $0.0 $10.0 2006 2007 2008 2009 2010 2011 Fiscal Year-to-Date 2011 vs. 2012 $1.45 $0.81 $1.55 ($2.87) ($0.79) ($16.15)($18.00) ($16.00) ($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2. 0) $0.00 2. 0 $4.00 2006 2007 2008 2009 2010 2011 ($1.09) ($2.51)-$3.00 -$2.50 -$2.00 -$1.50 -$1.00 -$0.50 $0.00 FY11 FY12EPS Net Income Fiscal Year-to-Date 2011 vs. 2012

11 $493 $580 $627 $634 $658 $557 $520 $505 $615 $655 $603 $603 $561 $492 $661 $740 $796 $791 $806 $709 $678 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2006 2007 2008 2009 2010 2011 1st Qtr FY12 Net Loans Total Deposits Total Assets Total Net Loans, Deposits and Assets $ In millions As reported in public disclosures.

12 Source: Company Documents. Loan Portfolio Composition Commercial R.E. 63.0% Residential R.E. 14.5% Construction 12.1% Commerical & Industrial 8.9% Consumer & Other 0.2% June 30, 2011 Loan Portfolio Comparison Commercial R.E. 53.4% Residential R.E. 15.9% Construction 21.8% Commerical & Industrial 8.7% Consumer & Other 0.3% March 31, 2011

13 Credit Indicators $ In millions As reported in public disclosures. $0 $20 $40 $60 $80 $100 $120 $140 FY 06 FY 07 FY 08 FY 09 FY 10 FY 11 1st Qtr FY 12 Net Charge-offs Non Perf. Loans Loan Loss Reserves

14 Net Interest Margin and Efficiency Ratio As reported in public disclosures. 2.97% 3.44% 3.62% 3.55% 3.92% 3.81% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 2006 2007 2008 2009 2010 2011 3.89% 3.19% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% FY11 FY12 Fiscal Year-to-Date 2011 vs. 2012 78.96% 94.98% 89.68% 102.59% 88.54% 90.15% 0% 20% 40% 60% 80% 100% 120% 2006 2007 2008 2009 2010 2011 114.50% 83.64% 0% 20% 40% 60% 80% 100% 120% FY11 FY12 Net Interest Margin Efficiency Ratio Fiscal Year-to-Date 2011 vs. 2012

15 Agenda Overview Review of Financial Performance: FY11 - FY12 Near Term Focus and Opportunities Ahead Questions and Answers Capital Raise

16  Economic conditions in our markets continue to be fragile. This reality and regulatory tightening likely to: – Constrain growth – Continue to stress credit quality – Increase cost of operations (credit management, FDIC premiums)  Carver will continue to focus on: – Reducing risk in the loan portfolio – Diversifying the balance  We will also aggressively lay the groundwork for the post- recessionary period – Building new sources of fee income via new product lines – Growing core deposits to reduce borrowings – Leveraging partners to increase loans The Path Ahead

17 Lending

18 Priority #1: Improve Asset Quality  Recruited new Loan Workout Team to aggressively meet the challenge of reducing Carver’s non-performing and criticized loans – In April 2011, Carver hired an executive with extensive legal and loan workout experience to accelerate progress in resolving troubled loans – Since that time, the Loan Workout Department has doubled from 3 to 6 employees – The new Loss Mitigation Team has closely monitored all troubled loans with an eye toward implementation of its comprehensive loan workout strategies  Intensified Focus on Affordable Housing Construction Loan Portfolio – Intensive interaction with Community Preservation Corporation (CPC), lead lender for the substantial majority of Carver’s construction loan portfolio, to improve status of troubled construction projects – Aggressive efforts have contributed to improved pace of resolutions of the performance of certain stalled construction projects – Market conditions have also improved, generating reductions in construction loan balances by more than $15 million since March 2011, from unit sales  Apply Multiple Loan Workout Strategies to All Loan Types – Loan Workout has effectively addressed additional problem loan categories by securing full payoffs, negotiating short payoffs, obtaining deeds in lieu of foreclosure, restructuring defaulted loans, and marketing notes for sale to third party investors. – Where necessary, Loan Workout has assisted outside counsel to proactively prosecute foreclosure and other collection litigation. – These combined efforts have contributed to a decrease in non-performing loans by more than $20 million, representing more than a 15% net reduction in non-performing loans, fiscal year-to-date

19 Priority #1: Improve Asset Quality $ In millions As reported in public disclosures. $1.0 $2.7 $4.50 $2.9 $25.7 $47.6 $90.1 $116.7 $93.0 FY 05 FY 06 FY 07 FY 08 FY 09 FY 10 FY 11 1st Qtr FY 12 Estimated 2nd Qtr FY12

20 Priority #2: Grow Revenues; New Lending Strategy  Carver’s historical business model, consistent with most savings banks, has been primarily real estate lending  Given regulatory and business mandates to diversify its loan portfolio, Carver has begun the process of rebuilding its Lending Department with a broader product platform and lenders experienced in the following product lines: – Small business loans, including leveraging successful MWBE capital access initiatives – Non-profit loans – Consumer credit (1-4 family mortgages; payday loan alternative) – Owner-occupied real estate loans permitted (professional services including medical, legal, etc.)  To date we have: – Launched search for a new Chief Lending Officer – Worked with an experienced small business consultant to identify customers and products consistent with Carver’s footprint and business goals  We are also exploring purchases of loan portfolios to rebuild interest earnings

21 Lending: Bringing Capital to Local Businesses Carver has built a successful specialty business in lending to MWBE and small contractors in our community, over the last three years. We expect to grow these partnerships and others  School Construction Authority (SCA) – Carver has provided more than $7.8 million to over 117 minority and women owned contractors through SCA’s Mentoring Program which is regarded as the premier capital access program in the region – Loan amounts per assignment were increased from $75,000 to $150,000 – Not a single loan has been delinquent or lost, due to the Program’s design including two-party checks, close monitoring and technical assistance by both the SCA’s construction team and Carver’s small business lending team  Metropolitan Transportation Authority (MTA) In 2009 Carver was selected to serve as exclusive capital access lender for the Small Business Mentor Program sponsored by the MTA. To date, Carver has provided two loans totaling $200,000. The Program provides: – Short-term small business loans up to $150,000 to support contract mobilization for participating minority businesses – Technical Assistance  Department of Transportation (DOT) In August 2010, Carver was selected to provide loans to contractors on federal transportation projects in New York. Carver will provide: – Short-term small business loans up to $150,000 to support contract mobilization for participating minority businesses

22 Lending: Financing Fresh Food Carver is committed to increasing access to healthy food by providing financing for fresh food grocers throughout NYC and adjacent communities:  Originated more than 24 loans totaling $27 million in Supermarket Financing since inception  Financing term loans for capital improvement and refinance of high rate supplier debt, as well as commercial mortgages  36% are guaranteed pursuant to the SBA 504 program, in participation with local certified development corporations  All borrowers are minority and family owned operators

23 Retail Banking

24 #2: Grow Revenues; Retail Expands Customer Base Year-over-Year Growth In Core Business  40% growth in new checking account relationships  $39mm in new core deposits Launched Product Line to Reach the Unbanked  Recent Development: The New York City Office of Financial Empowerment selected Carver to offer banking accounts and other financial services to approximately 120,000 Unbanked City employees Working with partners to expand product line to reach broader portion of consumers

25 Meeting the Needs of the “Unbanked” Community  There is a significant market opportunity and broad public support for a trusted banking institution, conveniently located in Urban communities, to meet the financial service needs of the “Unbanked”  Two landmark studies* have been published in the last two years documenting this extensive consumer market. Key findings include: – An estimated 7.7% or 9 million U.S. households are “Unbanked” ** – In New York City, more than 13% of households, or 825,000 adults are “Unbanked”, almost twice the national average  Snapshot of New York’s “Unbanked” – Live in a neighborhood with high concentration of African-American and/or Latino families – Unlikely to have a college degree (19%) versus City average of (32%) – Live on limited income (median household income of $30,005 compared to $47,581 Citywide) – Unlikely to own a home (17% compared to 34% Citywide) – Often single heads of households  The solution: a community based, high touch, local service delivery focus, coupled with products and services that the Unbanked want and need *FDIC National Survey of Unbanked and Underbanked Households, December 2009 New York City Department of Consumer Affairs Office of Financial Empowerment Citywide Financial Study, February 2010 **Unbanked households are defined as those who do not have anyone with a checking or savings account. Underbanked households are defined as those that have a checking or savings account but rely on alternative financial services at least once or twice a year.

26 CCC Available in All Branches: June 2011 Marketing and Advertising campaign underway including Print, Outdoor, Radio and Direct Mail

27 CCC Transactions More Than Doubled Since June  19,000 total transactions since launch

28 Introducing: Carver Cash Access  Prepaid Reloadable Visa Debit Card Launch October 2011  Offering low cost convenient access to Financial Services  Featuring options for Direct Deposit, Bill Payment, ATM withdrawals, and Point of Sale Purchases

29 Carver Community Development Corp.

30 Carver CDC: Bringing Patient Capital to Our Community Carver Community Development Corporation (CCDC) was established to formalize the Bank’s CRA compliance, community development and outreach strategy in the neighborhoods it serves. CCDC has quickly become a vital link between Carver and the following: City, State and Federal governmental agencies Global Financial Institutions Real Estate Developers, both for-profit and non-profit, and Community institutions across New York City’s boroughs. LEVERAGING COMMUNITY IMPACT By delivering impact that matters in our community, and working closely with our Lending and Retail teams, CCDC has successfully competed for public funds to reinvest in our community and boost Carver’s bottom line. CCDC was awarded three New Market Tax Credit (NMTC) allocations totaling $149 million, which are being utilized to make below market rate loans and investments in non-profit organizations, small businesses, community facilities, schools and commercial developments in highly distressed communities located in New York City and adjacent communities.

31 The Triangle Building  Developer/Sponsor: Alianza Dominicana, Inc. (“Alianza”)  Partners: U.S. Bank, BPD Bank, Enhanced Capital, and Upper Manhattan Empowerment Zone  Project Type: Mixed-Use (48,000 SF, six- story community facility/commercial retail space)  Total Development Costs: $29.3 MM  Carver’s Investment: $15.5 MM  Project Impact: – Will serve as the new headquarters of Alianza, the most comprehensive Dominican community development non- profit in the U.S. and leading authority on Dominican-Americans. – Will be home to the first Dominican/Latino cultural center in the U.S., the Casa Afro- Quisqueya Cultural Center. – Will house both for-profit businesses and non-profit community services, including Columbia University. – Will create approximately 400 jobs. Located on the triangular lot at the intersection of Audubon and St. Nicholas Avenues and 166th Street, in a highly distressed census tract (poverty rate of 35.7% and incomes at 39.6% Area Median Income). After

32 Increasing Financial Literacy and Savings Carver CDC partnered with Food Bank of New York, the New York City Office of Consumer Affairs (DCA), and the Carver Retail Team, hosting Volunteer Income Tax Assistance (VITA), during the 2009 & 2010 tax seasons  VITA provided free tax preparation for low-income families and individuals in Carver’s 145th Street Financial Literacy Center  Our first year collaboration resulted in: – Preparation of 6,034 tax returns – Generation of over $14.7 million in tax refunds – Generation of $7.1 million in Earned Income Tax Credits Through DCA’s $aveNYC/USA program, tax filers had an opportunity to use a portion of their tax refund to build savings and receive matching funds. Carver’s Retail Team opened: – $822,431 in Carver deposits – 305 $aveNYC/USA Accounts For the 2011 Tax Season, Carver will expand its VITA Sites to Brooklyn

33 Carver Ranked #1 in Community Lending in Study of Regional Savings Banks The Association For Neighborhood and Housing Development’s (“ANHD”) 2011 “State of Bank Reinvestment in New York City” Report, ranked all participating banks’ performance in meeting credit needs of low-to-moderate income neighborhoods. The performance period covered 2008 and 2009. *ANHD is a membership organization of NYC non-profit neighborhood housing groups whose mission is to ensure flourishing neighborhoods and decent affordable housing for all New Yorkers. Carver ranked #1 for Regional Savings Banks #1 “highest percentage of deposits dedicated to Community Development Lending” #1 “highest percentage of deposits dedicated to CRA Investments”

34 Agenda Overview Review of Financial Performance: FY11 - FY12 Near Term Focus and Opportunities Ahead Questions and Answers Capital Raise

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